UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2010
Penwest Pharmaceuticals Co.
(Exact name of registrant as specified in charter)

Washington	001-34267	91-1513032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2981 Route 22 Patterson, New York	12563
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (845)-878-8400
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Penwest Pharmaceuticals Co. (the “Company”) on June 25, 2010, which was filed to provide the preliminary voting results of the Company’s annual meeting of shareholders on June 22, 2010. The following amends Item 5.07 — Submission of Matters to a Vote of Security Holders to provide the final voting results of the Company’s annual meeting of shareholders on June 22, 2010 and describes under Item 8.01 the implications of the results of the annual meeting on the Company’s outstanding stock options and restricted stock.

Item 5.07	Submission of Matters to a Vote of Security Holders
The Company held its annual meeting of shareholders on June 22, 2010. On June 30, 2010, the Company received the final voting results of the annual meeting. The results indicate that at the annual meeting the shareholders voted to elect John G. Lemkey, Roderick Wong, M.D. and Saiid Zarrabian as Class I directors, each for a term of three years and until his successor is duly elected and qualified. In addition, the results indicate that at the annual meeting the shareholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010.
The final voting results are as follows:
a) To elect three class I directors for a term to expire at the 2013 annual meeting of shareholders:

Nominee	For	Withheld
*Christophe M. Bianchi	10,335,258	27,709
*Paul E. Freiman	8,835,071	1,527,896
*Jennifer L. Good	10,331,520	31,447
**John G. Lemkey	17,253,946	624,300
**Roderick Wong, M.D.	17,755,693	122,553
**Saiid Zarrabian	17,752,955	125,291

*	nominated by the Company

**	nominated by shareholders Tang Capital Partners, LP and Perceptive Life Sciences Master Fund Ltd.
b) To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010:
For:      26,943,369
Against:      145,268
Abstain:      1,146,764

Item 8.01	Other Events.
The election of John G. Lemkey, Roderick Wong, M.D. and Saiid Zarrabian as Class I directors resulted in a “change of control” under the terms of certain outstanding stock options and restricted stock awards granted to employees and directors of the Company. As a result, on June 30, 2010 unvested stock options to purchase approximately 538,000 shares of the Company’s common stock and 25,000 shares of unvested restricted stock were automatically accelerated and vested in full.
*****

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENWEST PHARMACEUTICALS CO.
Date: July 6, 2010	By:	/s/ Frank P. Muscolo
Frank P. Muscolo
Chief Accounting Officer